Loss Per Share	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Loss Per Share
22	Loss per share
Loss per share for the years ended December 31, 2020 and 2019 have been retrospectively restated reflecting the exchange ratio to receive 1.3032888 GHL ordinary shares for each GHI share as part of the Reverse Recapitalization. The following table sets forth the computation of basic and diluted loss per share attributable to ordinary shareholders for the years ended December 31, 2021, 2020 and 2019 (in $ millions, except share amounts which are reflected in thousands, and per share amounts):

	2021	2020 (Restated)	2019 (Restated)
	$	$	$
Loss for the year	(3,555)	(2,745)	(3,988)
Add: Loss attributable to non-controlling interests	(106)	(137)	(241)
Loss for the year attributable to ordinary shareholders	(3,449)	(2,608)	(3,747)
Basic weighted-average ordinary shares outstanding	539,947	181,190	154,126
Basic loss per share attributable to ordinary shareholders	(6.39)	(14.39)	(24.31)
Diluted loss per share attributable to ordinary shareholders	(6.39)	(14.39)	(24.31)
As the Group incurred net losses for the years ended December 31, 2021, 2020 and 2019, basic loss per share was the same as diluted loss per share.
The following potentially dilutive outstanding securities were excluded from the computation of diluted loss per ordinary share because their effects would have been antidilutive for the years ended December 31, 2021, 2020 and 2019 (in thousands) or issuance of such shares is contingent upon the satisfaction of certain conditions which were not satisfied by the end of the period:

	2021	2020 (Restated)	2019 (Restated)
Convertible redeemable preference shares	—	2,871,351	2,576,688
Warrants (Note 13)	26,000	—	—
Restricted ordinary shares (Note 18)	32,452	—	—
Share options (Note 18)	53,096	114,244	115,212
RSUs (Note 18)	64,752	36,546	36,301
Options to swap the shares in GHL subsidiaries for GHL Class A Ordinary Shares	47,755	—	—

Total	224,055	3,022,141	2,728,201